UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Standard Investments Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2019. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

Total Investment Return

For the six-month period ended April 30, 2019, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark in US dollar terms is as follows:

6-Month
NAV*	4.9%
Market Price*	5.4%
Tokyo Stock Price Index[1]	0.9%

*assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see page 3 for the Report of the Investment Manager. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

NAV and Share Price

	NAV	Closing Market Price	Discount
04/30/2019	$8.30	$7.12	14.2%
10/31/2018	$8.66	$7.40	14.5%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $7.49 to $8.95 and the Fund’s market price traded within a range $6.42 to $7.72. Throughout the six-month period ended April 30, 2019, the Fund’s shares traded within a range of a discount of 10.3% to 15.9%.

Discount Management Program

Under the Fund’s Discount Management Program, the Fund’s Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2019, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Forms N-Port filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Forms N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

1                              The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the United Kingdom (“UK”) or Europe. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund. In addition, you can receive electronic versions of important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•                  Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•                  Email: Investor.Relations@aberdeenstandard.com; or

•                  Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Adviser (unaudited)

Market/economic review

The trajectory of the Japanese stock market during the six-month period ended April 30, 2019, was in large part a reflection of investor sentiment about international rather than domestic events. The specter of trade wars dominated and, with that, came concerns over the pace of global economic growth. The pendulum of market sentiment swung sharply and, in our opinion, could remain volatile. The global financial markets reached a low point at the end of 2018, followed by a sharp rebound over the first four months of 2019, on hopes of a deal between the U.S. and China. However, investor sentiment subsequently weakened again as the dispute between the world’s two largest economies resurfaced. Nonetheless, Japanese equities managed to record overall modest gains during the period.

On the domestic front, Japan’s economy rebounded from a string of natural disasters in 2018. While services remained resilient, the decelerating external environment kept the brakes on export-dependent sectors such as manufacturing. Consumer demand was lackluster over the reporting period on the back of worries about the pending consumption tax, as well as mediocre wage prospects. Additionally, a tight labor market has forced the Japanese government to allow more low-skilled foreign workers to enter the market in an effort to alleviate the pressure. Inflation remains below the Bank of Japan’s 2% target, but nudged higher because of rising energy prices.

Fund performance

Aberdeen Japan Equity Fund returned 4.9% on a net asset value basis for the six-month period ended April 30, 2019, significantly outperforming the 0.9% return of its benchmark, the Tokyo Stock Price Index (TOPIX). The Fund’s performance relative to the benchmark for the reporting period benefited primarily from stock selection in the industrials, healthcare and materials sectors.

At the stock level, the Fund’s holding in Keyence Corp., a manufacturer of factory automation sensor products, was the largest contributor to relative performance for the reporting period. The company posted strong profit growth for the third quarter of its 2019 fiscal year, as its direct-sales network and automation solutions, which offered immediate, tangible savings to clients, positioned it well in a worsening economic climate. Fund performance was also bolstered by the Fund’s position in industrial equipment manufacturer Nabtesco Corp. The stock price recovered after a heavy sell-off and was buoyed by growing market expectations of a decline in orders, particularly at its hydraulic equipment business that supplies Chinese construction-equipment companies. Finally, shares of medical device maker Asahi Intecc Co. Ltd. performed well after the company’s exclusive direct sales of guidewires in the U.S. in January 2019 exceeded its forecasts. Asahi Intecc also reached a deal with Olympus Corp. (which the Fund does not hold) to distribute its endoscopic guidewires.

Conversely, the Fund’s position in Sysmex Corp. detracted from performance after the medical equipment supplier reported sluggish sales for its 2019 fiscal year due to a delayed product launch and other one-off issues. We believe that the quality of the business remains intact, and that growing healthcare needs will result in rising demand for medical diagnostics. The Fund’s holding in online fashion retailer Zozo Inc. detracted from performance. The company posted weak results for the third quarter of its 2018-2019 fiscal year and downgraded its earnings forecast for the full year. Additionally, several brands pulled their products from the company’s website over their concerns about a new discounting campaign. We subsequently exited the Fund’s position in the company. Finally, the position in Pilot Corp., a producer of writing instruments and stationery, also weighed on performance. Investors initially were disappointed with its earnings forecast for 2019, as the company’s results were impeded by one-off costs to refurbish its headquarters, as well as expected currency headwinds.

Fund activity

The Fund historically has had relatively higher exposure to larger-cap stocks mainly for quality reasons. However, we believe that the quality gap has been narrowing between large- and small-cap companies, as efforts to improve governance and transparency mean that more small-cap names now meet our quality criteria. Therefore, during the reporting period, we initiated holdings in five small-cap stocks that we believe have structural growth opportunities, as well as one large-cap stock. We funded these new positions by exiting holdings in seven large-cap stocks in more mature industries. Consequently, the proportion of large-cap holdings fell while the allocation to small-cap holdings rose over the reporting period.

The Fund’s exposure to the industrials sector rose as a result of the initiation of holdings in two companies that, in our view, have structural growth opportunities within Japan: Sho-Bond Holdings Co. Ltd., a company that specializes in repairs and maintenance of concrete infrastructure across Japan; and Sakai Moving Service Co. Ltd., which provides moving and related services. In the technology sector, we established a new position in Net One Systems Co. Ltd., an IT services company that we believe should benefit from the growth of cloud computing in Japan. We also initiated holdings in As One International Inc., a largely domestic distributor of laboratory equipment, and Milbon Co. Ltd., a leading manufacturer of professional-use hair cosmetics; and Tokio Marine Holdings Inc., a

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

large property and casualty insurer which derives nearly half of its profits from overseas.

In contrast, the Fund’s exposure to the consumer goods sector decreased as we exited several large-cap holdings in more mature industries. We exited the Fund’s position in Coca-Cola Bottlers Japan Inc., given the challenges that the company faced in fending off heightened competition while it was recovering from the flooding of a facility in July 2018. Additionally, we sold the Fund’s shares in packaged foods company Calbee Inc., automaker Honda Corp., a tobacco company, Japan Tobacco Inc., and automotive components manufacturer Denso Corp. As previously noted, we also sold the Fund’s shares in Zozo. Early in the reporting period, we exited the Fund’s position in foodservice equipment manufacturer Hoshizaki Corp., which was troubled by reports of falsified sales.

Outlook

The Japanese equity market remains a laggard amid the broad recovery of global markets in 2019. This is attributable partly to the difficulties facing the economy: We believe that Japan is staring at a likely hike in sales taxes in the autumn of this year, even as signs of a pick-up in global growth remain elusive. However, we think that there are signs of a bottoming in the economy, even as earnings of companies in cyclical sectors still reflect a slowdown. In our opinion, expectations of a normalization of trade flows could buoy investor sentiment if the U.S. and China reach a trade agreement, and if the Chinese government, through a series of intervention measures, stabilizes its economy.

We intend to remain actively engaged with the companies in the Fund’s portfolio, especially on the issue of balance-sheet efficiency and as the proxy voting season looms. Augmenting these efforts are the investment team’s on-the-ground presence, as well as active voting of shares. We believe that these not only improve not only governance but also shareholder returns. In our view, some notable past examples include our engagement with the Fund’s holdings in

Shin-Etsu Chemical and Keyence Corp. We discussed capital allocation with the management of both companies and we are heartened by Shin-Etsu’s decision to lift its dividend forecast and discuss share buybacks, and Keyence’s dividend doubling. Although Keyence’s payout ratio can be further improved, given its good cash flow and large cash pile, it is a step in the right direction.

We anticipate that already improving corporate governance standards may strengthen further, as Japanese companies grow more aware of the need to be shareholder-friendly amid greater engagement from investors and activists. In particular, share repurchases set record-high levels in the first four months of 2019, exceeding those for all of 2018.1

Meanwhile, from our regular company visits, we still see widespread caution about the prospects for economic recovery. At this juncture, we believe that it is important to discern between shorter-term cyclical issues and longer-term structural growth. Our challenge is to sift through these opportunities to find companies that we feel have wide competitive moats,2 solid balance sheets, and the resilience to weather these difficult times. We believe that our patience will be rewarded.

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Standard Investments (Asia) Limited
(formerly Aberdeen Asset Management Asia Limited)

1    Source: Japan Exchange Group, May 2019

2    A business moat is a competitive advantage that one company has over other companies in the same industry.

4	Aberdeen Japan Equity Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the TOPIX, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.9%	-10.4%	5.2%	7.6%	8.0%
Market Price	5.4%	-14.1%	4.7%	7.0%	8.1%
TOPIX Index	0.9%	-8.4%	7.4%	7.2%	7.7%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The annualized net operating expense ratio,excluding waivers based on the six-month period ended April 30, 2019 was 1.00%. The annualized net operating expense ratio, net of waivers based on the six month period ended April 30, 2019 was 0.99%

Aberdeen Japan Equity Fund, Inc.	5

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2019:

Name of Security	As a Percentage of Net Assets
Keyence Corp.	5.0%
Shin-Etsu Chemical Co. Ltd.	3.9%
Daikin Industries Ltd.	3.6%
Yamaha Corp.	3.5%
Asahi Intecc Co. Ltd.	3.5%
Chugai Pharmaceutical Co. Ltd.	3.5%
Pigeon Corp.	3.0%
Sysmex Corp.	3.0%
Japan Exchange Group, Inc.	2.9%
Amada Holdings Co. Ltd.	2.9%

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of April 30, 2019, the Fund held 97.1% of its net assets in equities, 0.2% in a short-term investment and 2.7% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Industrials	20.0%
Health Care	15.1%
Information Technology	15.1%
Consumer Discretionary	13.7%
Consumer Staples	12.5%
Materials	8.4%
Financials	6.5%
Communication Services	4.5%
Real Estate	1.3%
Short-Term Investment	0.2%
Other Assets in Excess of Liabilities	2.7%
100.0%

6	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2019

	Shares	Value

LONG-TERM INVESTMENTS—97.1%(a)
COMMON STOCKS—97.1%
JAPAN—97.1%
Communication Services—4.5%
KDDI Corp.	136,000	$ 3,134,466
Yahoo Japan Corp.	672,700	1,795,751
		4,930,217
Consumer Discretionary—13.7%
Aeon Fantasy Co. Ltd.	42,000	1,004,116
Musashi Seimitsu Industry Co. Ltd.	73,100	1,141,170
Nitori Holdings Co. Ltd.	12,100	1,443,561
Resorttrust, Inc.	68,900	964,497
Stanley Electric Co. Ltd.	79,200	2,147,353
TKP Corp.(b)	15,600	719,303
Toyota Motor Corp.	35,500	2,197,821
USS Co. Ltd.	90,100	1,729,543
Yamaha Corp.	75,400	3,914,949
		15,262,313
Consumer Staples—12.5%
Ain Holdings, Inc.	20,000	1,590,895
Mandom Corp.	44,300	1,146,968
Milbon Co. Ltd.	11,400	583,651
Pigeon Corp.	77,900	3,335,339
San-A Co. Ltd.	13,700	537,683
Seven & i Holdings Co. Ltd.	47,200	1,633,464
Shiseido Co. Ltd.	40,700	3,201,379
Welcia Holdings Co. Ltd.	47,000	1,852,637
		13,882,016
Financials—6.5%
AEON Financial Service Co. Ltd.	85,300	1,770,958
Japan Exchange Group, Inc.	197,100	3,218,565
Tokio Marine Holdings, Inc.	44,800	2,269,804
		7,259,327
Health Care—15.1%
AS One Corp.	14,900	1,192,525
Asahi Intecc Co. Ltd.	76,200	3,860,213
Chugai Pharmaceutical Co. Ltd.	60,800	3,855,715
Mani, Inc.	34,500	1,993,533
Shionogi & Co. Ltd.	44,600	2,605,220
Sysmex Corp.	57,800	3,312,059
		16,819,265
Industrials—20.0%
Aeon Delight Co. Ltd.	12,800	430,964
Amada Holdings Co. Ltd.	285,900	3,204,965
Daikin Industries Ltd.	31,800	4,048,759
Daiwa Industries Ltd.	48,600	567,641
FANUC Corp.	8,500	1,596,941
Komatsu Ltd.	45,400	1,172,700
Makita Corp.	61,300	2,236,433
MISUMI Group, Inc.	108,900	2,843,498

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

	Shares	Value

LONG-TERM INVESTMENTS (continued)(a)
COMMON STOCKS (continued)
JAPAN (continued)
Industrials (continued)
Nabtesco Corp.	78,800	$ 2,416,315
Pilot Corp.	41,200	1,702,948
Sakai Moving Service Co. Ltd.	16,900	995,550
SHO-BOND Holdings Co. Ltd.	15,400	1,058,311

		22,275,025

Information Technology—15.1%
Elecom Co. Ltd.	67,200	2,254,827
Keyence Corp.	8,900	5,560,662
NET One Systems Co. Ltd.	65,000	1,687,652
Otsuka Corp.	58,700	2,308,848
Renesas Electronics Corp.(b)	175,800	941,529
Sanken Electric Co. Ltd.	54,100	1,163,185
SCSK Corp.	59,800	2,841,740

		16,758,443

Materials—8.4%
Kansai Paint Co. Ltd.	114,800	2,188,819
Nippon Paint Holdings Co. Ltd.	73,900	2,814,573
Shin-Etsu Chemical Co. Ltd.	46,100	4,366,798

		9,370,190

Real Estate—1.3%
Daibiru Corp.	166,500	1,476,521

Total Common Stocks		108,033,317

Total Long-Term Investments—97.1% (cost $97,272,399)		108,033,317

Shares	Description	Value (US$)

SHORT-TERM INVESTMENT—0.2%
UNITED STATES—0.2%
187,837	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%(c)	$ 187,837

	Total Short-Term Investment—0.2% (cost $187,837)	187,837

	Total Investments—97.3% (cost $97,460,236)(d)	108,221,154

	Other Assets in Excess of Liabilities—2.7%	3,037,207

	Net Assets—100.0%	$ 111,258,361

(a) All securities are fair valued. Fair values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded prices. See Note 2(a) of the accompanying Notes to Financial Statements.

(b) Non-income producing security.

(c) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(d) See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets:
Investments, at value (cost $97,272,399)	$108,033,317
Short-term investments, at value (cost $187,837)	187,837
Foreign currency, at value (cost $2,834,825)	2,847,423
Interest and dividends receivable	758,232
Receivable for investments sold	546,836
Tax reclaim receivable	525
Prepaid expenses and other assets	2,915
Total assets	112,377,085

Liabilities
Payable for investments purchased	963,002
Investment management fees payable (Note 3)	29,492
Administration fees payable (Note 3)	7,194
Investor relations fees payable (Note 3)	5,611
Director fees payable	1,470
Other accrued expenses	111,955
Total liabilities	1,118,724

Net Assets	$111,258,361

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 134,059
Paid-in capital in excess of par	100,309,669
Distributable earnings	10,814,633
Net Assets	$111,258,361
Net asset value per share based on 13,405,892 shares issued and outstanding	$ 8.30

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $113,159)	$ 1,001,302
Total investment income	1,001,302

Expenses:
Investment management fee (Note 3)	177,572
Directors’ fees and expenses	105,889
Insurance expense	54,423
Administration fee (Note 3)	43,259
Investor relations fees and expenses (Note 3)	29,082
Legal fees and expenses	28,060
Independent auditors’ fees and expenses	27,934
Reports to stockholders and proxy solicitation	25,290
Custodian’s fees and expenses	13,604
NYSE listing fee	11,778
Transfer agent’s fees and expenses	10,713
Miscellaneous	11,635
Total operating expenses before reimbursed/waived expenses	539,239
Less: Investor relations fee waiver (Note 3)	(2,045)
Net expenses	537,194

Net investment income	464,108

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(487,979)
Foreign currency transactions	73,324
(414,655)

Net change in unrealized appreciation/(depreciation) on:
Investments	3,858,826
Foreign currency translation	5,780
3,864,606
Net realized and unrealized gain from investments and foreign currency related transactions	3,449,951
Net Increase in Net Assets Resulting from Operations	$ 3,914,059

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 464,108	$ 927,209
Net realized gain/(loss) from investment transactions	(487,979)	7,782,515
Net realized gain/(loss) from foreign currency transactions	73,324	(1,150)
Net change in unrealized appreciation/(depreciation) on investments	3,858,826	(24,199,259)
Net change in unrealized appreciation on foreign currency translation	5,780	5,493
Net increase/(decrease) in net assets resulting from operations	3,914,059	(15,485,192)

Distributions to stockholders from:
Distributable earnings	(8,708,520)	(6,425,172)
Net decrease in net assets from distributions	(8,708,520)	(6,425,172)
Reinvestment of dividends resulting in the issuance of 16,820 and 11,380 shares of common stock, respectively	115,216	108,101
Change in net assets from capital stock transactions	115,216	108,101
Net increase/(decrease) in net assets	(4,679,245)	(21,802,263)

Net assets:
Beginning of period	115,937,606	137,739,869
End of period	$ 111,258,361	$115,937,606

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.		11

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$8.66		$10.30	$9.51	$8.69	$8.26	$7.55
Net investment income	0.03		0.07	0.07	0.08	0.05	0.04
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.26		(1.23)	1.03	1.03	0.44	0.79
Total from investment operations	0.29		(1.16)	1.10	1.11	0.49	0.83
Distributions from:
Net investment income	(0.07)		(0.06)	(0.09)	(0.08)	(0.03)	(0.15)
Net realized gains	(0.58)		(0.42)	(0.23)	(0.23)	(0.04)	–
Total distributions	(0.65)		(0.48)	(0.32)	(0.31)	(0.07)	(0.15)
Capital Share Transactions:
Impact due to discount management policy	–		–	0.01	0.02	0.01	0.03
Net asset value, end of period	$8.30		$8.66	$10.30	$9.51	$8.69	$8.26
Market value, end of period	$7.12		$7.40	$9.17	$8.18	$7.48	$7.36

Total Investment Return Based on(b):
Market value	5.35%		(15.22% )	16.73%	14.10%	2.67%	10.11%
Net asset value	4.94%		(11.67% )	12.78%	14.19%	6.28%	11.79%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$111.3		$115.9	$137.7	$127.9	$118.7	$113.7
Average net assets (in millions)	$109.0		$134.7	$124.4	$118.4	$117.9	$107.3
Net operating expenses	0.99%	(c)	0.81%	0.86%	0.92%	0.96%	1.04%
Net operating expenses, excluding fee waivers	1.00%	(c)	0.81%	0.86%	0.92%	0.96%	1.04%
Net investment income	0.86%	(c)	0.69%	0.78%	0.86%	0.58%	0.47%
Portfolio turnover	19%	(d)	32%	22%	8%	10%	98%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

(d)  Not annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$108,033,317	$–	$108,033,317
Short-Term Investment	187,837	–	–	187,837
Total	$187,837	$108,033,317	$–	$108,221,154

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date,

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the six-month period ended April 30, 2019, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”), formerly Aberdeen Asset Management Asia Limited, serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

(iii) any other means, but not including any collateral received for securities loaned by the Fund. During the six-month period ended April 30, 2019, the Fund paid ASIAL $177,572. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six-month period ended April 30, 2019, no such expenses were paid to the Manager.

b. Fund Administration:

Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of ASIAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which ASII receives a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly net assets. During the six-month period ended April 30, 2019, ASII earned $43,259 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $29,082. For the six-month period ended April 30, 2019, ASII bore $2,045 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $21,139,344 and $30,903,657, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2019, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 16,820 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2019, there were 13,405,892 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2019, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$97,460,236	$18,835,594	$(8,074,676)	$10,760,918

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2019.

Aberdeen Japan Equity Fund, Inc.	17

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and

August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

18	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera, Chair

Anthony Clark

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Joseph Andolina, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Jeffrey Cotton, Vice President – Compliance

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of April 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	None	0	1,338,907
December 1, 2018 through December 31, 2018	0	None	0	1,338,907
January 1, 2019 through January 31, 2019	0	None	0	1,338,907
February 1, 2019 through February 28, 2019	0	None	0	1,338,907
March 1, 2019 through March 31, 2019	0	None	0	1,338,907
April 1, 2019 through April 30, 2019	0	None	0	1,338,907
Total	0	None	0	—

(1) On December 12, 2014, the Board of Directors approved revisions to the Fund’s Discount Management Program, which continued the Fund’s open market repurchase program that went into effect May 2012, to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2019